CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Lonnie Lenarduzzi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Perma-Tune Electronics, Inc. on Form 10-KSB for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10KSB fairly presents in all material respects the financial condition and results of operations of Perma-Tune Electronics, Inc


                                   By: /s/ Lonnie Lenarduzzi
                                       ---------------------
                                   Name: Lonnie Lenarduzzi
                                   Title: Chief Executive Officer

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